Federated Investors
World-Class Investment Manager

Federated Income Trust

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended January 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Investment Review

Federated Income Trust, is designed for shareholders seeking participation in a professionally managed portfolio of U.S. government securities.1 The fund offers daily liquidity, credit control and other advantages over comparable duration U.S. Treasuries, while at the same time allowing investors to avoid the complexities of managing a portfolio of mortgage-backed securities. Shareholders receive a diversified portfolio managed under a set of highly conservative disciplines.

During the fiscal reporting period, the U.S. Treasury market had stellar gains driven by 475 basis points of easing by the Federal Reserve Board (the "Fed"), the events of September 11, and the elimination of further 30-year issuance combined to create an extremely volatile and difficult trading environment. Throughout the reporting period, the general trend in Treasury yields was down, while the general shape of the yield curve was steeper. This trend was widely anticipated by investors as the Fed embarked on an aggressive easing cycle in the beginning of 2001 to help stave off a possible U.S. economic recession. What was widely unexpected was how low the level of interest rates would eventually fall and how steep the yield curve would eventually become. The terrifying events of September 11 followed by the Treasury's announcement to eliminate 30-year auctions were both big catalysts for bringing interest rates to totally unexpected levels. Despite all the volatility and gyrations in the long end of the Treasury curve, the 30-year yield closed on January 31, 2002, at essentially the same level where it began the year.

1 Unlike U.S. government securities, fund shares are not guaranteed.

The mortgage market started off 2001 well and then succumbed to massive supply and faster prepayments in the face of plunging interest rates. The aggressive easing by the Fed paved the way for lower mortgage rates. The Federal Home Loan Mortgage Corporation (FHLMC) weekly average of prevailing mortgage rates fell from 7.13% at the beginning 2001 to 6.45% in early November. Amid the rally, mortgages lagged Treasuries and interest rate swaps. Convexity hedging needs added fuel to the bond market rally and receiving interest in swaps kept tightening pressure on swap spreads as mortgage durations shortened. The sharp rise in interest rates during November created another difficult environment for mortgages, one in which durations extended.2 After positioning for a rally for most of the year, investors were caught off guard when the duration of the mortgage index more than doubled. Hedging produced heavy paying interest that pushed swap spreads wider, cheapened the intermediate portion of the Treasury curve, and pushed implied volatility to new highs. While the refinancing wave of 2001 was challenging for the mortgage market, we believe that it could position that segment for strong performance in 2002. Historically, mortgage returns have exceeded those of competing fixed income sectors in years following huge refinancing waves. In 2002, we expect to see a repetition of the pattern evident in 1994 and 1999 returns after the refinancing waves of 1993 and 1998.

Current portfolio strategy targets an effective duration of 3.1 years, which is neutral to the Lehman Brothers Mortgage Index (LBMBS).3 The asset allocation reflects a blend of Government National Mortgage Association (GNMA) and conventional (FHLMC/FNMA) mortgage securities with a diversified range of coupons averaging 6.84%. During the annual reporting period, the fund produced a net total rate of return of 7.36%4 on the Institutional Shares and a 7.12%4 return for the Institutional Service Shares. This compares to a 7.55% return on the LBMBS. Rated AAAf5 by Standard & Poor's, for credit quality, the Trust remains committed to competitive yields and daily liquidity.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Investments cannot be made in an index.

4 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less that their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

5 An AAAf rating by Standard & Poor's means that the fund's portfolio holdings and counterparties provide extremely strong protection against the losses from credit defaults. Ratings do not remove market risks and are subject to change.

INSTITUTIONAL SHARES

Growth of $25,000 Invested in Federated Income Trust

Average Annual Total Return for the Periods Ended 1/31/2002
1 Year	7.36%
5 Years	7.11%
10 Years	6.67%
Start of Performance (3/30/1982)	9.14%

The graph above illustrates the hypothetical investment of $25,0001 in Federated Income Trust (Institutional Shares) (the "Fund") from January 31, 1992 to January 31, 2002, compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB),1 the Lipper U.S. Mortgage Funds Average (LUSMFA),1,2 and the Lehman Brothers Mortgage Backed Securities Index (LBMBS).1

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated March 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB, LUSMFA, and the LBMBS have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average. The LB5TB and the LBMBS are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

2 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective categories indicated. These figures do not reflect sales charges.

INSTITUTIONAL SERVICE SHARES

Growth of $25,000 Invested in Federated Income Trust

Average Annual Total Return for the Periods Ended 1/31/2002
1 Year	7.12%
5 Years	6.88%
Start of Performance (6/2/1992)	6.42%

The graph above illustrates the hypothetical investment of $25,0001 in Federated Income Trust (Institutional Service Shares) (the "Fund") from June 2, 1992 (start of performance) to January 31, 2002 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB),1 the Lipper U.S. Mortgage Funds Average (LUSMFA),1,2 and the Lehman Brothers Mortgage Backed Securities Index (LBMBS).1

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated March 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB, LUSMFA, and the LBMBS have been adjusted to reflect reinvestment of dividends on securities in the indices and the average. The LB5TB and the LBMBS are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

2 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective categories indicated. These figures do not reflect sales charges.

Federated
World-Class Investment Manager
Federated Income Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314199100
Cusip 314199209

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8030102ARS (3/02)